U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]


                   Pre-Effective Amendment No.                        [ ]
                   Post-Effective Amendment No.                       [4]
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                   Amendment No.                                      [5]


                        (Check appropriate box or boxes)

                        WELLS FAMILY OF REAL ESTATE FUNDS

               (Exact Name of Registrant as Specified in Charter)

                       6200 The Corners Parkway, Suite 250
                             Atlanta, Georgia 30092
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (800) 448-1010

                                Jill W. Maggiore
                          Wells Asset Management, Inc.
                       6200 The Corners Parkway, Suite 250
                             Atlanta, Georgia 30092
                     (Name and Address of Agent for Service)

                                   Copies to:


                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246


It is proposed that this filing will become effective (check appropriate box):


/X/  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a)(1)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       ----------------------------------
                                    W E L L S
                                      S & P
                                 REIT INDEX FUND
                       ----------------------------------

                                   PROSPECTUS
                                   MAY 1, 2001


                                     [LOGO]


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WELLS S&P REIT INDEX FUND
6200 The Corners Parkway, Suite 250
Atlanta, Georgia  30092


BOARD OF TRUSTEES
Leo F. Wells III         William H. Keogler
John L. Bell             Donald S. Moss
Richard W. Carpenter     Walter W. Sessoms
Bud Carter               Neil H. Strickland


INVESTMENT ADVISER
Wells Asset Management, Inc.
6200 The Corners Parkway, Suite 250
Atlanta, Georgia 30092


SUB-ADVISER
Rydex Global Advisors
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850


UNDERWRITER
Wells Investment Securities, Inc.
6200 The Corners Parkway, Suite 250
Atlanta, Georgia 30092


INDEPENDENT AUDITORS
Arthur Andersen LLP
720 East Pete Rose Way, Suite 400
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707


SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-282-1581

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.


To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-282-1581.


Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-8355

                                                                      PROSPECTUS
                                                                     May 1, 2001


                       WELLS FAMILY OF REAL ESTATE FUNDS
                      6200 The Corners Parkway, Suite 250
                             Atlanta, Georgia 30092

                           WELLS S&P REIT INDEX FUND
================================================================================

The Wells S&P REIT Index Fund (the "Fund"), a series of the Wells Family of Real Estate Funds, seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index by investing in the stocks included in the Index.


Wells Asset Management, Inc. serves as the investment manager to the Fund. Rydex Global Advisors manages the Fund's investments under the supervision of Wells Asset Management, Inc.


The Fund offers three classes of shares, each with a different combination of sales loads, ongoing fees and other features. The different distribution arrangements permit you to choose the method of purchasing shares that you believe is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances.

This Prospectus includes important information about the Wells S&P REIT Index Fund that you should know before investing. You should read the Prospectus and keep it for future reference.

                               TABLE OF CONTENTS
================================================================================

Risk/Return Summary ......................................................     2
Expense Information ......................................................     4
Investment Objective, Principal Investment Strategies
   And Risk Considerations ...............................................     6
Operation of the Fund ....................................................     8
Buying Fund Shares .......................................................     9
Redeeming Your Shares ....................................................    15
Distribution Plans .......................................................    17
Dividends and Distributions ..............................................    18
Taxes ....................................................................    18
Calculation of Share Price and Public Offering Price .....................    19
Financial Highlights .....................................................    20
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the "S&P REIT Index" or the "Index").

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Normally, at least 90% of the Fund's total assets are invested in the stocks included in the S&P REIT Index. The Fund will invest in stocks represented in the Index in proportions substantially similar to the Index . The Fund is normally invested in all of the stocks which comprise the Index, except when changes are made to the Index itself.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's investment return and net asset value will fluctuate and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is subject to, among other risks:

     MARKET RISK -- Stock prices, including prices of REIT stocks, may decline over short or extended periods. In a declining stock market, stock prices for all REITs may decline, regardless of any one company's prospects. As a result, the Fund may also decline in a declining stock market.

     REAL ESTATE INDUSTRY RISK -- When REIT profits, revenues, or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Therefore, the Fund's performance may fluctuate accordingly.

     INTEREST RATE RISK -- Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

     INVESTMENT COMPETITION RISK -- REITs compete with other investment opportunities (e.g., general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these opportunities instead of REITs, then the Fund may decline in value.

     INDUSTRY CONCENTRATION RISK -- The Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks and variability of investing in the Fund by showing:

     --   how the Fund's performance has changed from year to year, and
     -- how the Fund's average annual returns compare with those of the Index it tracks.

How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

CLASS A PERFORMANCE

1999      2000

[BAR CHART]

-6.24%    27.56%

During the period shown in the bar chart, the highest return for a quarter was 10.23% during the quarter ended June 30, 2000 and the lowest return for a quarter was -8.75% during the quarter ended September 30, 1999.

The sales charges applicable to Class A shares of the Fund are not reflected in the bar chart; if sales charges were reflected, returns would be lower than those shown. The performance of Class B and Class C shares differ from that shown above to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2000)

                    1 Year   Since Inception    Inception Date
                    ------------------------------------------
Class A shares      22.45%       -2.79%         March 2, 1998
S&P REIT Index      28.84%        0.01%

Class B shares      21.48%        3.80%         May 7, 1999
S&P REIT Index      28.84%        8.81%

Class C shares      25.63%        6.69%         May 5, 1999
S&P REIT Index      28.84%        8.60%

For purposes of calculating average annual total returns, we assumed:

     --   deduction of the maximum sales charge of 4% for Class A shares,
     -- deduction of the applicable contingent deferred sales charge for Class B and Class C shares, and
     --   no adjustments for income taxes.

EXPENSE INFORMATION
================================================================================

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                 Class A    Class B    Class C
                                                                 Shares     Shares     Shares
                                                                 -----------------------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ...................       4.00%      None       None
Maximum Contingent Deferred Sales Charge (Load) ..........       None(1)    5.00%(2)   1.00%(3)
Sales Charge (Load) Imposed on Reinvested Dividends ......       None       None       None
Redemption Fee ...........................................       None(4)    None(4)    None(4)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                                 Class A    Class B    Class C
                                                                 Shares     Shares     Shares
                                                                 -----------------------------

Management Fees ..........................................        .50%       .50%       .50%
Distribution (12b-1) Fees ................................        .25%      1.00%      1.00%
Other Expenses ...........................................        .86%      1.38%      1.61%
                                                                 -----      -----      -----
Total Annual Fund Operating Expenses* ....................       1.61%      2.88%      3.11%
                                                                 =====      =====      =====

* THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 WERE 0.98%, 1.69% AND 1.68%, RESPECTIVELY. THE ADVISER INTENDS TO CONTINUE WAIVING FEES AND REIMBURSING FUND EXPENSES IN ORDER TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES AT OR BELOW 0.99% FOR CLASS A SHARES OF THE FUND AND AT OR BELOW 1.74% FOR CLASS B SHARES AND CLASS C SHARES OF THE FUND. HOWEVER, THIS ARRANGEMENT MAY BE DISCONTINUED AT ANY TIME AT THE OPTION OF THE ADVISER WITH AT LEAST SIX MONTHS' WRITTEN NOTICE TO ALL INVESTORS AND BROKERS, IF THE FEE WAIVER IS CHANGED OR DISCONTINUED.


(1) Purchases at net asset value of amounts totaling $1 million or more would be subject to a contingent deferred sales load of 1.00% if a redemption occurred within one year of purchase and a commission was paid to a participating unaffiliated dealer.

(2) Class B shares pay a 5.00% contingent deferred sales load if shares are redeemed in the first year. The contingent deferred sales load will be incrementally reduced over time. After the sixth year, no contingent deferred sales load will be assessed.


(3) Class C shares pay a 1% contingent deferred sales load if shares are redeemed in the first year.

(4) A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $15. See "Redeeming Your Shares."

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 Year    3 Years   5 Years   10 Years
                    ------    -------   -------   --------
Class A Shares      $ 557     $   888   $ 1,241    $ 2,235
Class B Shares        791       1,192     1,718      2,903
Class C Shares        414         960     1,630      3,420


You would pay the following expenses if you did not redeem your shares:


                    1 Year    3 Years   5 Years   10 Years
                    ------    -------   -------   --------
Class A Shares      $ 557     $   888   $ 1,241    $ 2,235
Class B Shares        291         892     1,518      2,903
Class C Shares        314         960     1,630      3,420

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES
AND RISK CONSIDERATIONS
================================================================================

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results corresponding to the performance of the S&P REIT Index by investing in the stocks included in the Index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to duplicate the investment results of the S&P REIT Index. The Index is made up of approximately 100 stocks which constitute a representative sample of all publicly traded Real Estate Investment Trusts.

The Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the Fund is "passively managed," where the investment advisers attempt to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and relative performance predictability (an index fund is expected to move in the same direction -- up or down -- as its target index).

To be included in the Index, a REIT must be traded on a major U.S. stock exchange. As of December 31, 2000, 100 REITs were included in the Index. The Index is rebalanced every calendar quarter as well as each time that a REIT is removed from the Index because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, IRS removal of REIT status, fundamental change in business, or a change in shares outstanding.

WHAT IS A REIT?

A Real Estate Investment Trust ("REIT") is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly or the ability of the Index to track the market performance of real estate investment trusts. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P REIT Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the purchasers of the Fund into consideration in determining, composing or calculating the REIT Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the shares of the Fund or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the equation by which the shares of the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, PURCHASERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Under normal market conditions, at least 90% of the Fund's total assets will be invested in the stocks included in the S&P REIT Index. The proportion of the Fund's assets invested in each stock held in the Fund's portfolio is substantially similar to the proportion of the Index represented by the stock. For example, if a stock represents 2% of the value of the Index, the Fund invests approximately 2% of its assets in the stock. The Fund will normally be invested in all of the stocks which comprise the S&P REIT Index, except when changes are made to the Index itself. The Index is currently made up of approximately 96% equity REITs, 1% mortgage REITs and 3% hybrid REITs; however, these percentages are subject to change at any time at the discretion of S&P. The Sub-Adviser monitors daily the composition of the Index and makes adjustments to the Fund's portfolio as necessary in order to correlate with the Index.

The Fund will attempt to achieve a correlation between its performance and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. If the Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies, cash management policies and expense ratio in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

INVESTMENT RISKS

There is no assurance that the Fund's investment objective will be met. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. Similarly, if the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

The Fund, though not invested directly in real estate, still is subject to the risks associated with investing in real estate, which include:

     o    possible declines in the value of real estate
     o    risks related to general and local economic conditions
     o    possible lack of availability of mortgage funds
     o    overbuilding
     o    changes in interest rates
     o    environmental problems

Investing in REITs involves certain risks in addition to those risks associated with investing in the real estate industry in general, which include:

     o    dependency upon management skills
     o    limited diversification
     o    the risks of financing projects
     o    heavy cash flow dependency
     o    default by borrowers
     o    self-liquidation
     o possibility of failing to maintain exemptions under the Investment Company Act of 1940
     o in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility

OPERATION OF THE FUND
================================================================================

The Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Suite 250, Atlanta, Georgia, to provide general investment supervisory services to the Fund and to manage the Fund's business affairs. The controlling shareholder of the Adviser is Leo F. Wells, III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. The Fund pays the Adviser a fee at the annual rate of .50% of the average value of its daily net assets.


PADCO Advisors, Inc., d/b/a Rydex Global Advisors (the "Sub-Adviser"), 9601 Blackwell Road, Suite 500, Rockville, Maryland, has been retained by the Adviser to manage the Fund's investments. The Adviser (not the Fund) pays the Sub-Adviser's fee for its services to the Fund. The Sub-Adviser has been managing assets for institutional investors since 1993. The Sub-Adviser has approximately 8 years of experience in managing mutual fund portfolios which correlate to an index.

Wells Investment Securities, Inc. (the "Underwriter"), 6200 The Corners Parkway, Suite 250, Atlanta, Georgia, serves as the primary agent for the distribution of shares of the Fund. The Underwriter is an affiliate of the Adviser by reason of common ownership. Leo F. Wells, III, President and a Trustee of the Trust, is also President and the controlling shareholder of the Underwriter.

BUYING FUND SHARES
================================================================================

You may open an account with the Fund by investing at least the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Several different account options and minimum investment amounts options are detailed below.

--------------------------------------------------------------------------------
                                ACCOUNT OPTIONS

Regular Accounts
----------------

Tax-Deferred Retirement Plans
-----------------------------

TRADITIONAL IRA
Assets grow tax-deferred and contributions may be deductible. Withdrawals and distributions are taxable in the year made.

SPOUSAL IRA
An IRA in the name of a non-working spouse by a working spouse.

ROTH IRA
An IRA with tax free growth of assets and distributions, if certain conditions are met. Contributions are not deductible.

IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.

You may also open accounts for:

     o    Keogh Plans for self-employed individuals
     o Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
     o 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

                        MINIMUM INVESTMENT REQUIREMENTS

                                  Initial   Additional
                                  -------   ----------

Regular Accounts                   $2,500      None

Tax-Deferred Retirement Plans      $1,000      None

Automatic Investment Plans:

Regular Accounts                   $2,500      $100

Tax-Deferred Retirement Plans      $1,000      $100

Automatic Investment Plans
--------------------------
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on either the 15th, the last business day of the month or both. The Fund pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

You may also purchase shares of the Fund through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.
--------------------------------------------------------------------------------

OPENING A NEW ACCOUNT. To open an account with us, please follow the steps outlined below.

1. Complete the enclosed Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, we will invest your purchase in Class A shares.

2.   Write a check for your initial investment to "Wells S&P REIT Index Fund."


3. Mail your completed Account Application and your check to the following address:

                           WELLS S&P REIT INDEX FUND
                        C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707


You may also establish an account through your broker-dealer. Since your broker-dealer may charge you fees for his or her services other than those described in this Prospectus, you should ask your broker-dealer about fees before investing.


ADDING TO YOUR ACCOUNT. You may make additional purchases for your account at any time. These purchases may be made by mail, wire transfer or by contacting your broker-dealer (ask your broker-dealer about any fees for his or her services). Additional purchase requests must include your name and account number to ensure proper crediting. Use the address above for additional purchases by mail, and call us c/o our transfer agent, Ultimus Fund Solutions, LLC, at 800-282-1581 for wiring instructions.

OTHER INFORMATION. In connection with all purchases of Fund shares, we observe the following policies and procedures:

o We price direct purchases based on the next public offering price (net asset value plus any applicable sales load) computed after your order is received. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day.


o    We do not accept third party checks for any investments.

o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

o    We may refuse to accept any purchase request for any reason or no reason.

o We mail you confirmations of all your purchases or redemptions of Fund shares.

o    Certificates representing shares are not issued.

o We may bar excessive traders from purchasing shares. Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise its expenses.

o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

o There is no fee for purchases made by wire, but we may charge you for this service upon thirty days' prior notice.

The Fund's Account Application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

EXCHANGE PRIVILEGE

Shares of the Fund and shares of the Wells Money Market Account may be exchanged for each other. A sales load may be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

If you make an exchange involving Class B or Class C shares, the amount of time you hold shares of the Wells Money Market Account will not be added to the holding period of your original Fund shares for the purpose of calculating contingent deferred sales charges if you later redeem your investment. However, if you exchange back into your original Class B or Class C shares, the prior holding period of your Class B or Class C shares will be added to your current holding period of Class B or Class C shares in calculating the contingent deferred sales load.


You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt Fund performance. If you exceed that limit, the Fund or the Underwriter, in its sole discretion, may reject any further exchange orders.


You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be effected at the next determined net asset value (or offering price if a sales load is applicable) after receipt of a request by the Transfer Agent.


Exchanges may only be made for shares then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a copy of the prospectus for the Wells Money Market Account.

CHOOSING A SHARE CLASS

The Fund offers three classes of shares: Class A shares, Class B shares and Class C shares. These Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales loads and expenses to which they are subject. Before choosing a Class, you should consider the following factors, as well as any other relevant facts and circumstances:


The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. You should consider Class A shares if you prefer to pay an initial sales load. If you qualify for reduced sales loads by investing over $50,000, you may find Class A shares particularly attractive because Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales load so the entire purchase price is immediately invested in the Fund, but are subject to higher ongoing expenses than Class A shares. Due to the fact that the entire purchase price of Class B and Class C shares are immediately invested, any investment return on these investments may partially or wholly offset the higher annual expenses. The Fund's future return cannot be predicted, however, and there can be no assurance that this would be the case.

Finally, you should consider the effect of contingent deferred sales loads and any conversion rights of each Class in the context of your investment timeline. For example, Class C shares are subject to a significantly lower contingent deferred sales load upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

Set forth below is a chart comparing the sales loads, 12b-1 fees and conversion options applicable to each Class of shares:

                                                            CONVERSION
CLASS     SALES LOAD                          12B-1 FEE     FEATURE
--------------------------------------------------------------------------------
A         Maximum 4.00% initial sales load,      0.25%      None
          reduced for purchases of $50,000
          and over; shares sold without an
          initial sales load may be subject
          to a 1.00% contingent deferred sales
          load during first year

B         Maximum 5.00% contingent deferred      1.00%      Class B shares will
          sales load during the first year,                 automatically
          decreasing to 0 after six years                   convert to
                                                            Class A shares
                                                            after approximately
                                                            eight years

C         1.00% contingent deferred              1.00%      None
          sales load during first year

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A Shares because there is no front-end sales load and the annual expenses are lower. Therefore, any purchase of $1 million or more is automatically invested in Class A Shares.

                                 CLASS A SHARES


Class A shares are sold at net asset value (NAV) plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within one year after purchase if a commission was paid by the Underwriter to a participating unaffiliated broker. Class A shares are also subject to an annual 12b-1 fee of up to .25% of the Fund's average daily net assets allocable to Class A shares.

The following table illustrates the sales load breakpoints for the purchase of Class A shares:

                                        Sales Load as % of:           Dealer
                                      -----------------------      Reallowance
                                       Public          Net           as % of
                                      Offering        Amount          Public
Amount of Investment                   Price         Invested     Offering Price
--------------------                  --------       --------     --------------
Less than $50,000                       4.00%          4.17%           3.50%
$50,000 but less than $100,000          3.50           3.63            3.00
$100,000 but less than $250,000         3.00           3.09            2.50
$250,000 but less than $500,000         2.50           2.56            2.00
$500,000 but less than $1,000,000       2.00           2.04            1.50
$1,000,000 or more                      None           None            None

For initial purchases of Class A shares of the Fund of $1 million or more and subsequent purchases further increasing the size of the account, a dealer's commission (equal to 1.00% of such purchases from $1 million to $5 million, .50% of such purchases from $5 million to $50 million and .25% of such purchases in excess of $50 million) may be paid by the Underwriter to participating unaffiliated brokers through whom such purchases are effected. No commission will be paid if the purchase represents the reinvestment of a redemption from the Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the broker's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

Under certain circumstances, the Underwriter may increase or decrease the reallowance to brokers. The Underwriter receives that portion of the initial sales load which is not reallowed to the brokers who sell shares of the Fund. The Underwriter retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of the Fund with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase Class A shares at NAV.

In addition, Class A shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.


Clients of investment advisers, financial planners and other financial intermediaries may also purchase Class A shares at NAV if their investment adviser, financial planner or other financial intermediary has entered into an agreement with the Fund permitting them to do so. The investment adviser, financial planner or financial intermediary must notify the Fund that an investment qualifies as a purchase at NAV.

Trustees, directors, officers and employees of the Trust, the Adviser, the Sub-Adviser, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at NAV.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Underwriter and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Underwriter and will be equal to the commission percentage paid at the time of purchase (either 1.00%, .50% or .25% depending on the amount of purchase) as applied to the NAV at the time of purchase of the Class A shares being redeemed. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be so notified on the confirmation you receive for such purchase. Class A shares of the Fund held for at least one year will not be subject to the contingent deferred sales load.

                                 CLASS B SHARES

Class B shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A contingent deferred sales load will be imposed on redemptions of Class B shares that take place within six years of the purchase date. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class B shares being redeemed. The size of this sales load will depend on how long you have held your shares, as set forth in the following table:

                                               CDSL as a
               Year Since Purchase           Percentage of
               Payment Made                 Amount Redeemed
               ------------                 ---------------
               First                              5.00%
               Second                             4.00%
               Third                              3.00%
               Fourth                             3.00%
               Fifth                              2.00%
               Sixth                              1.00%
               Seventh and thereafter             None


Class B shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class B shares. The Underwriter intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.


CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares, based on the relative NAVs of the shares of the two Classes on the conversion date, approximately eight (8) years after the date of your original purchase of those shares. Class B shares you have acquired through automatic reinvestment of dividends and distributions will be converted in proportion to the total number of Class B shares you have purchased and own.

                                 CLASS C SHARES

Class C shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A contingent deferred sales load of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Underwriter intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL INFORMATION ON THE CONTINGENT DEFERRED SALES LOAD

The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue
Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Underwriter may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc.

All sales loads imposed on redemptions are paid to the Underwriter. In determining whether the contingent deferred sales load is payable under each Class of shares, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 5.00%, the contingent deferred sales load would be $200. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class B shares in your account are aggregated and the purchase payments made for all Class C shares in your account are aggregated.

REDEEMING YOUR SHARES
================================================================================

To redeem your shares, send a written request to us c/o our Transfer Agent, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Fund's account records. Mail your written redemption request to:


                           WELLS S&P REIT INDEX FUND
                        C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a valid request for redemption, less any contingent deferred sales load due on the redeemed shares. Be sure to review "Buying Fund Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

You may also place a wire redemption request through your broker-dealer to redeem your shares. The broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus. If you request a redemption by wire, you will be charged a $15 processing fee. We reserve the right to change the processing fee upon thirty days' notice. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address designated on your account.


A SIGNATURE GUARANTEE is required for any redemption which is $50,000 or more, which is mailed to an address other than your address of record or if your name(s) or address on your account has been changed within thirty days.


--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. You can abtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us with any questions to ensure that your signature guarantee will be processed.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $2,500 (or $1,000 for a retirement account). If the account remains under $2,500 (or $1,000 for a retirement account) thirty days after we notify you, we may close your account and send you the proceeds, less any applicable sales load.


AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal plan that allows you to withdraw a fixed amount from your account each month, quarter or year. Under the plan, we send the proceeds either to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. Please contact us for more information about the automatic withdrawal plan.


REINVESTMENT PRIVILEGE. If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

OTHER INFORMATION. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or by wire transfer from your bank.


     o We may delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request).

     o We may process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as a "redemption in kind"). See the Statement of Additional Information for further information.

DISTRIBUTION PLANS
================================================================================

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted three separate plans of distribution under which each of its three Classes of shares may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons, including the Underwriter and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of each of the respective Classes.

The annual  limitation  for payment of expenses  pursuant to the Class A Plan is
 .25% of the Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan and the Class C Plan is 1.00% of the Fund's average daily net assets allocable to Class B shares and Class C shares, respectively. The payments permitted by the Class B Plan and the Class C Plan fall into two categories. First, the Class B shares and the Class C shares may each directly incur or reimburse the Underwriter in an amount not to exceed .75% per year of the Fund's average daily net assets allocable to Class B shares and Class C shares for certain distribution-related expenses as described above. The Class B Plan and Class C Plan also provide for the payment of an account maintenance fee of up to .25% per year of the Fund's average daily net assets allocable to Class B shares and Class C shares, which may be paid to dealers based on the average value of Fund shares owned by clients of such dealers. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads. In the event a Plan is terminated by the Trust in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Underwriter may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B and Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

DIVIDENDS AND DISTRIBUTIONS
================================================================================

The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

You should indicate your choice of option on your application. If no option is selected, distributions will automatically be reinvested in additional shares of the Fund (see "Share Option" below). All distributions will be based on the NAV in effect on the payable date.

--------------------------------------------------------------------------------
Distributions are paid according to the following options:

SHARE OPTION --   income   distributions   and   capital   gains   distributions
                  reinvested in additional shares without a sales load.

INCOME OPTION --  income    distributions    and   short-term    capital   gains
                  distributions   paid  in   cash;   long-term   capital   gains
                  distributions reinvested in additional shares without a sales load.

CASH OPTION --    income  distributions and capital gains  distributions paid in cash.
--------------------------------------------------------------------------------

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

An investor who has received any dividend or capital gains distribution from the Fund in cash may return the distribution to the Transfer Agent within thirty days of the distribution date for reinvestment at the NAV next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
================================================================================

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Distributions from the Fund are not eligible for the dividends received deduction available to corporations. A portion of the Fund's distributions may be classified as a return of capital, which portion is generally not taxable to you.


Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to how long you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions and exchanges of shares of the Fund are taxable events on which you may realize a gain or loss.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, the Trust plans to ask the Internal Revenue Service each year for an extension of time to issue Forms 1099-DIV ("1099s") for the Fund. If this request is approved, we expect to mail 1099's to Fund shareholders in non-retirement plan accounts prior to March 1 of each year. The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
================================================================================

On each day that the Trust is open for business, the public offering price (NAV plus any applicable sales load) of each Class of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day there is sufficient trading in the Fund's investments that its NAV might be materially affected. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.



The Fund's portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The NAV per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, relates to the Class A, Class B and Class C shares of the Fund, has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

CLASS A

                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===============================================================================================
                                                        YEAR            YEAR          PERIOD
                                                       ENDED           ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                        2000            1999          1998 (A)
-----------------------------------------------------------------------------------------------
Net asset value at beginning of period ..........    $     6.80      $     7.75      $    10.00
                                                     ----------      ----------      ----------
Income (loss) from investment operations:
  Net investment income .........................          0.37            0.38            0.26
  Net realized and unrealized gains (losses)
    on investments ..............................          1.45           (0.85)          (2.20)
                                                     ----------      ----------      ----------
Total from investment operations ................          1.82           (0.47)          (1.94)
                                                     ----------      ----------      ----------
Less distributions:
  Dividends from net investment income ..........         (0.37)          (0.38)          (0.26)
  Return of capital .............................         (0.11)          (0.10)          (0.05)
                                                     ----------      ----------      ----------
Total distributions .............................         (0.48)          (0.48)          (0.31)
                                                     ----------      ----------      ----------

Net asset value at end of period ................    $     8.14      $     6.80      $     7.75
                                                     ==========      ==========      ==========

Total return (B) ................................        27.56%          (6.24%)        (19.62%)(D)
                                                     ==========      ==========      ==========

Net assets at end of period (000's) .............    $   46,759      $   19,281      $   11,986
                                                     ==========      ==========      ==========

Ratio of net expenses to average net assets (C)           0.98%           0.99%           0.99%(E)

Ratio of net investment income to average net
  assets ........................................         5.43%           5.58%           5.33%(E)

Portfolio turnover rate .........................            9%             17%              9%(E)

(A) Represents the period from the initial public offering of Class A shares (March 2, 1998) through December 31, 1998.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.44%, 2.11% and 3.30% (E) for the periods ended December 31, 2000, 1999 and 1998, respectively.
(D)  Not annualized.
(E)  Annualized.

CLASS B

                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================
                                                      Year          Period
                                                     Ended          Ended
                                                  December 31,   December 31,
                                                      2000          1999 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........    $     6.88     $     8.16
                                                   ----------     ----------
Income (loss) from investment operations:
   Net investment income ......................          0.32           0.17
   Net realized and unrealized gains (losses)
     on investments ...........................          1.46          (1.20)
                                                   ----------     ----------
Total from investment operations ..............          1.78          (1.03)
                                                   ----------     ----------
Less distributions:
   Dividends from net investment income .......         (0.32)         (0.17)
   Return of capital ..........................         (0.10)         (0.08)
                                                   ----------     ----------
Total distributions ...........................         (0.42)         (0.25)
                                                   ----------     ----------

Net asset value at end of period ..............    $     8.24     $     6.88
                                                   ==========     ==========

Total return (B) ..............................        26.48%        (12.73%)(D)
                                                   ==========     ==========

Net assets at end of period (000's) ...........    $    6,718     $    1,306
                                                   ==========     ==========

Ratio of net expenses to average net assets (C)         1.69%          1.72%(E)

Ratio of net investment income to average
  net assets ..................................         4.72%          5.77%(E)

Portfolio turnover rate .......................            9%            17%(E)

(A) Represents the period from the initial public offering of Class B shares (May 7, 1999) through December 31, 1999.
(B)  Total return shown excludes the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.26% and 3.28% (E) for the periods ended December 31, 2000 and 1999, respectively.
(D)  Not annualized.
(E)  Annualized.

CLASS C

                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================
                                                      YEAR          PERIOD
                                                     ENDED           ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2000          1999(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........    $     6.86     $     8.09
                                                   ----------     ----------
Income (loss) from investment operations:
   Net investment income ......................          0.32           0.20
   Net realized and unrealized gains (losses)
     on investments ...........................          1.46          (1.17)
                                                   ----------     ----------
Total from investment operations ..............          1.78          (0.97)
                                                   ----------     ----------
Less distributions:
   Dividends from net investment income .......         (0.32)         (0.20)
   Return of capital ..........................         (0.10)         (0.06)
                                                   ----------     ----------
Total distributions ...........................         (0.42)         (0.26)
                                                   ----------     ----------

Net asset value at end of period ..............    $     8.22     $     6.86
                                                   ==========     ==========

Total return (B) ..............................        26.63%        (12.06%)(D)
                                                   ==========     ==========

Net assets at end of period (000's) ...........    $    4,121     $    1,275
                                                   ==========     ==========

Ratio of net expenses to average net assets (C)         1.68%          1.73%(E)

Ratio of net investment income to average net
  assets ......................................         4.73%          5.59%(E)

Portfolio turnover rate .......................            9%            17%(E)

(A) Represents the period from the initial public offering of Class C shares (May 5, 1999) through December 31, 1999.
(B)  Total return shown excludes the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.29% and 2.49% (E) for the periods ended December 31, 2000 and 1999, respectively.
(D)  Not annualized.
(E)  Annualized.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

-----------------------------------------------
ACCOUNT APPLICATION

DO NOT USE THIS APPLICATION TO ESTABLISH A FUND
INDIVIDUAL RETIREMENT ACCOUNT.
PLEASE   PRINT   CLEARLY   ALL   ITEMS   EXCEPT            W E L L S
SIGNATURE.                                                   S & P        [LOGO]
TO  AVOID  HAVING  YOUR  APPLICATION  RETURNED,         REIT INDEX FUND
PLEASE BE SURE TO COMPLETE STEPS 1, 2 & 7.
RETURN COMPLETED FORM WITH PAYMENT TO THE FUND:
    P.O. BOX 46707, CINCINNATI, OHIO 45246-0707
FOR ASSISTANCE WITH OTHER FORMS, PLEASE CALL US
AT 1-800-282-1581.
-----------------------------------------------
================================================================================

--------------------------------------------------------------------------------
STEP 1: ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

1A.  CHECK ONE

|_|  INDIVIDUAL

     ___________________________________________________________________________
                         Owner's Name (as you want it to appear)

|_|  JOINT ACCOUNT (CANNOT BE A MINOR)
     Joint owners have rights of survivorship, unless state laws regarding community property apply.

     ___________________________________________________________________________
                           Joint Owner's Name (if applicable)

OCCUPATION _____________________________________________________________________

EMPLOYER NAME / ADDRESS ________________________________________________________

CITIZENSHIP:
|_| U.S. Citizen    |_| Other __________________________________
                              Specify Country (if non-resident alien,
                              please provide W-8)

Are you an associated person of an NASD member? |_| Yes |_| No

OR

|_|  TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
     Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account

     ___________________________________________________________________________
                 Name of Trust, Corporation, Partnership or other Entity

     If a Trust ____________________________________________________ ___________
                     Name of Trustee(s) or Authorized Individual     Trust Date

OR

|_|  GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

     ________________________________________________________ as a custodian for
              Custodian's Name (only one permitted)

     _____________________________________________ under the ________ UGMA/UTMA.
            Minor's Name (only one permitted)                  State

     Minor's date of birth _____________________________________________________

1B.  TAXPAYER IDENTIFICATION NUMBER

                    ___ ___ ___ - ___ ___ - ___ ___ ___ ___
     Owner's Social Security ID Number (use Minor's SSN for Custodial account)

                    ___ ___ ___ - ___ ___ - ___ ___ ___ ___
                    Joint Owner's Social Security ID Number

1C.  MAILING ADDRESS AND TELEPHONE NUMBER

     ___________________________________________________________________________
     Number and Street or P.O. Box

     ______________________________________  __________________  _______________
     City                                    State               Zip

     ( ______ ) ___________________________ ( ______ ) _________________________
     Daytime Telephone                      Evening Telephone

--------------------------------------------------------------------------------
STEP 2: FUND SELECTION AND INITIAL INVESTMENT
--------------------------------------------------------------------------------

2A.  Indicate the amount for each share class selected. Please enclose one check
     for  the  total  amount  of  your   investment.($2,500   min.;  $1,000  for
     tax-deferred retirement plans)

                                                 AMOUNT
Wells S&P Reit Index          Class A        $____________
                              Class B        $____________
                              Class C        $____________
Wells Money Market Account                   $____________

2B.  RIGHTS OF ACCUMULATION Please see prospectus for details.

|_| My combined holdings in the Wells S&P Reit Index Fund Class A Shares may entitle me to a reduced sales charge. Applicable shareholder account numbers are:

Account # ___________________ Account # ___________________
Account # ___________________ Account # ___________________

2C. LETTER OF INTENT You may qualify for reduced sales charges if you plan to make additional investments within a 13-month period. Please see prospectus for qualifications.

|_| I agree to the terms of the Letter of Intent set forth in the prospectus. Although I am not obligated to do so, it is my intention to invest over a 13-month period in Class A Shares of Wells S&P Reit Index Fund an aggregate amount at least equal to that which is checked below.

|_| $50,000 |_| $100,000 |_| $250,000 |_| $500,000 |_| $1,000,000

2D.  SALES CHARGE WAIVER See current prospectus for eligibility requirements.

|_|  Check if eligible for waiver and indicate investor category:
     ___________________________________________________________________________

--------------------------------------------------------------------------------
STEP 3: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------

YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

|_| INCOME OPTION: Please distribute all income and short-term capital gains in cash, and reinvest my long-term capital gains in additional shares of the Fund

|_| CASH OPTION 1: Please distribute all income and capital gains in cash by check.

|_| CASH OPTION 2: Please distribute all income and capital gains in cash directly to the bank account identified in Step 6.

--------------------------------------------------------------------------------
STEP 4: DUPLICATE STATEMENTS AND CONFIRMATIONS
--------------------------------------------------------------------------------

Please send duplicate statements and confirmations to an address other than that listed in Section 1C (optional):

     ___________________________________________________________________________
     Name

     ___________________________________________________________________________
     Company Name

     ___________________________________________________________________________
     Street Address

     ______________________________________  __________________  _______________
     City                                    State               Zip

--------------------------------------------------------------------------------
STEP 5: ACCOUNT SERVICE OPTIONS
--------------------------------------------------------------------------------

5A.  PURCHASE OPTIONS

AUTOMATIC INVESTMENT PLAN*    |_| Yes   |_| No

     Permits you to automatically invest in your Fund account through your bank account (You must complete Step 6.) Please indicate the amount and interval (monthly on the 15th, the last day of each month or both.) Minimum balance of $2,500 is required with $100 minimum for each monthly investment.

PLEASE MAKE MY AUTOMATIC INVESTMENT ON:
     |_|  the last business day of each month
     |_|  the 15th day of each month
     |_|  both the 15th and last business day

AMOUNT $ ________________________________________________

CHECK ONE INTERVAL: |_| Monthly |_| Bi-Monthly

* This plan involves continuous investment, regardless of share price levels, and does not assure a profit or protect against a loss in declining markets.

5B.  REDEMPTION OPTION

BY ELECTRONIC TRANSFER (to your bank account) |_| Yes |_| Decline

     If yes, you must complete bank information in Step 6 and select method of transfer.

|_|  (ACH) Automated Clearing House or |_| WIRE

5C.  SYSTEMATIC WITHDRAWAL PLAN |_| Yes |_| No

     Note: Account balance must be $5,000 or more to use this option. Minimum amount of withdrawal $50 per transaction. See prospectus for details.

AMOUNT $ _______________________________________________

START MONTH ______________________________________________

CHECK ONE INTERVAL: |_| Monthly |_| Quarterly |_| Annually

SYSTEMATIC WITHDRAWAL PLAN PAYMENT METHOD OPTIONS:

|_|  By check to address of record

|_|  ACH (2-3 day free service to pay instructions in Step 6)

|_|  Wire (Receiving bank may charge incoming wire fee)

--------------------------------------------------------------------------------
STEP 6: ELECTRONIC FUNDS TRANSFER INSTRUCTIONS
--------------------------------------------------------------------------------

ATTACH YOUR VOIDED CHECK HERE WE CANNOT ESTABLISH THESE SERVICES WITHOUT IT.

By attaching a voided check or deposit slip below and signing Step 7 I authorize credits/debits to/from this bank account in conjunction with the account options selected. I understand for the selected options involving wire transactions, my bank may charge me wire fees. I agree that the Fund and its agents may make additional attempts to debit/credit my account if the initial attempt fails and that I will be liable for any associated costs. All account options selected shall become part of the terms, representations and conditions of this application.

     ___________________________________________________________________________
          Signature(s) of depositor (if different from signature in Step 7)

     ___________________________________________________________________________
                      Signature of designated Co-Bank Account Owner

THIS IS A:
|_| checking account |_| savings account

--------------------------------------------------------------------------------
STEP 7: SIGNATURES AND CERTIFICATIONS
--------------------------------------------------------------------------------

BY SIGNING BELOW, I CERTIFY THAT:

o I have received and read the current prospectus of the Wells S&P Reit Index Fund ( the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.

o I agree to read the prospectus for any Fund into which I request an exchange. I understand that the terms, representations and conditions in this application and the prospectus as amended from time to time, will apply to this account and any account established at a later date.

o I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which exchanges are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions.

o The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAt:
1.   I am a U.S. person (including a U.S. resident alien).
2.   The Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

--------------------------------------------------------------------------------
                       EACH ACCOUNT OWNER MUST SIGN HERE

     ___________________________________________________________   _____________
     Signature of Owner, Trustee or Custodian                      Date

     ___________________________________________________________   _____________
     Signature of Joint Owner or Co-Trustee (if any)               Date
--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
STEP 8: INVESTMENT BROKER/DEALER
--------------------------------------------------------------------------------

IMPORTANT: To be completed by broker/dealer representative. Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Fund distributor).

     ___________________________________________________________________________
     Broker/Dealer Firm Name                                Dealer #

     ___________________________________________________________________________
     Representative's Name         Rep #     Branch #     Rep Telephone Number

     ___________________________________________________________________________
     Rep Office Street Address               Rep Office City/State/Zip

     ___________________________________________________________________________
     Authorized Signature

PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

                           WELLS S&P REIT INDEX FUND
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

THANK YOU FOR YOUR INVESTMENT.YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT, SHARES PURCHASED AND PRICE PAID PER SHARE. FOR ASSISTANCE CALL 1-800-282-1581.

                        WELLS FAMILY OF REAL ESTATE FUNDS
                        ---------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


                                   May 1, 2001


                            WELLS S&P REIT INDEX FUND


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Wells S&P REIT Index Fund dated May 1, 2001. A copy of the Fund's Prospectus can be obtained by writing the Fund at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling the Fund toll-free 800-282-1581.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                        Wells Family of Real Estate Funds
                            6200 The Corners Parkway
                             Atlanta, Georgia 30092

THE TRUST....................................................................  3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS................................  3

INVESTMENT LIMITATIONS.......................................................  6

TRUSTEES AND OFFICERS........................................................  7

THE INVESTMENT ADVISER....................................................... 10

THE SUB-ADVISER.............................................................. 11

THE UNDERWRITER.............................................................. 12

DISTRIBUTION PLANS........................................................... 12

SECURITIES TRANSACTIONS...................................................... 14


PORTFOLIO TURNOVER........................................................... 15

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE......................... 16

OTHER PURCHASE INFORMATION................................................... 16

TAXES........................................................................ 18

REDEMPTION IN KIND........................................................... 19

HISTORICAL PERFORMANCE INFORMATION........................................... 19

PRINCIPAL SECURITY HOLDERS................................................... 22

CUSTODIAN.................................................................... 23

AUDITORS..................................................................... 23

TRANSFER AGENT............................................................... 23

ANNUAL REPORT................................................................ 24

THE TRUST
---------


     Wells Family of Real Estate Funds (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on June 6, 1997. The Trust currently offers one series of shares to investors, the Wells S&P REIT Index Fund (the "Fund").

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.


     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Each Class of shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) Class B and Class C shares bear the expenses of higher distribution fees; (2) Class B shares automatically convert to Class A shares after approximately 8 years, resulting in lower annual expenses; (3) certain other Class specific expenses will be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (4) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.



DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see Investment Objective, Principal Investment Strategies and Risk Considerations") appears below:

     REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

     The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the investment adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities, as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more.

     COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The investment adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund. Money Market investments may also include shares of money market investment companies. The Fund may invest in shares of money market investment companies to the extent permitted by the 1940 Act. Investments by the Fund in shares of other investment companies may result in duplication of advisory and administrative fees and other expenses.

     U.S. GOVERNMENT SECURITIES. U.S. Government Securities include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government such as obligations of the Government National Mortgage Association, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Federal Farm Credit Banks, the Federal Home Loan Banks, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

     BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its borrowings are outstanding.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations only, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     Under these fundamental limitations, the Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4) Make short sales of securities or maintain a short position, except short sales "against the box";

(5) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicity distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(6)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options;

(7) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States Government, its agencies or instrumentalities), except that the Fund will invest at least 25% of its assets in securities of issuers in the real estate industry;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(10) Invest in  interests  in real  estate or real estate  limited  partnerships
     (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11) Invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale and (b) repurchase agreements not terminable within seven days; or

(12) Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.


     With respect to the percentages adopted by the Fund as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described in investment limitation 4. This statement of intention reflects a nonfundamental policy which may be changed by the Board of Trustees without shareholder approval.


TRUSTEES AND OFFICERS
---------------------


     The following is a list of the Trustees and executive officers of the Trust. Each Trustee is a member of the Board of Directors of Wells Real Estate Investment Trust, Inc., a real estate investment trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name                              Age            Position Held
----                              ---            -------------

*Leo F. Wells III                  57            President and Trustee
+John L. Bell                      60            Trustee
+Richard W. Carpenter              64            Trustee
Bud Carter                         62            Trustee
William H. Keogler, Jr.            55            Trustee
Donald S. Moss                     65            Trustee
+Walter W. Sessoms                 67            Trustee
Neil H. Strickland                 65            Trustee
Jill M. Maggiore                   42            Vice President
Robert G. Dorsey                   43            Vice President
Mark J. Seger                      39            Treasurer
John F. Splain                     44            Secretary

* Mr. Wells, as an affiliated person of the Adviser and the Underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

+ Member of the Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements.


     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:


     LEO F. WELLS III, 6200 The Corners Parkway, Atlanta, Georgia, is President and sole Director of Wells Capital, Inc. (a real estate company). In addition, he is President of Wells & Associates, Inc. (a real estate brokerage company); sole Director and President of Wells Management Company, Inc. (a property management company); Wells Advisers, Inc. (a non-bank custodian for IRAs); Wells Real Estate Funds, Inc. (a holding company for the Wells group of companies); and Wells Development Corporation (a company formed to acquire and develop commercial real estate properties).

     JOHN L. BELL, 800 Mount Vernon Highway, Suite 230, Atlanta, Georgia, is the President of NCB Holdings, Inc. (a real estate company). He is also the past owner and Chief Executive Officer of Bell-Mann, Inc. (a flooring company). He is a member of the Board of Directors of Electronic Commerce Systems, Inc. and the Cullasaja Club of Highlands, North Carolina.

     RICHARD W. CARPENTER, 5570 Glenridge Drive, Atlanta, Georgia, is President and Director of Realmark Holdings Corp. (a real estate company) and Commonwealth Oil Refining Co., Inc. (an oil terminal). In addition, he is the Managing Partner of Carpenter Properties LP (a real estate company) and a member of the Board of Directors of Tara Corp. (a manufacturing company). He previously served as a member of the Board of Directors of First Liberty Financial Corp. and First Liberty Savings Bank.

     BUD CARTER, 100 Mount Shasta Lane, Alpharetta, Georgia, is a Senior Vice President of The Executive Committee (an international management consultant). He is also Board Manager of Warebase 9 (an internet media company).

     WILLIAM H. KEOGLER, JR., 489 Atlanta Country Club Drive, Marietta, Georgia, is the former President and Chief Executive Officer of Keogler, Morgan & Company, Inc. (a brokerage firm) and Keogler Investment Advisory, Inc. He is also a member of the Board of Trustees of Senior Citizens Services of Atlanta.

     DONALD S. MOSS, 114 Summerour Vale, Duluth, Georgia, is a retired former Senior Vice President of Avon Products, Inc. He is also President and a member of the Board of Directors of The Atlanta Athletic Club.

     WALTER W. SESSOMS, 5995 River Chase Circle NW, Atlanta, Georgia, is a retired former Group President of Bell South Telecommunications. He is also a member of the Board of Directors of the Georgia Chamber of Commerce, the Atlanta Civic Enterprises, and the Salvation Army's Board of Visitors for the Southeast Region.

     NEIL H. STRICKLAND, 3109 Crossing Park, Norcross, Georgia, is the Senior Operations Executive of Strickland General Agency, Inc. (an insurance agency). He is also a member of the Board of Directors of First Capital Bank.

     JILL M. MAGGIORE, 6200 The Corners Parkway, Atlanta, Georgia, is Vice President of Mutual Funds of Wells Real Estate Funds. Prior to joining Wells Real Estate Funds in March 1998, she was a founding member, director and national sales manager for Keogler Investment Advisory, Inc.


     ROBERT G. DORSEY, 135 Merchant Street, Cincinnati, Ohio, is a Managing Director of Ultimus Fund Solutions, LLC (a registered transfer agent) and Ultimus Fund Distributors, LLC (a registered broker-dealer). Prior to March
1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

     JOHN F. SPLAIN, 135 Merchant Street, Cincinnati, Ohio, is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

     MARK J. SEGER, 135 Merchant Street, Cincinnati, Ohio, is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.


     No director, officer or employee of the Adviser or the Underwriter will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust an annual retainer of $6,000, plus a fee of $125 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The Trust has no bonus, profit sharing, pension or retirement plans. The following table provides compensation amounts paid during

2000 to Trustees who are not "interested persons" of the Trust and who were Trustees during the fiscal year ended December 31, 2000:

                                  Aggregate          Total Compensation Paid
                                Compensation            to Trustees from
                                    from             the Trust and Wells Real
Trustee                           the Trust        Estate Investment Trust, Inc.
------------                    ------------       -----------------------------
John L. Bell                      $ 6,500                    $ 13,000
Richard W. Carpenter                6,375                      12,750
Bud Carter                          6,500                      13,000
Donald S. Moss                      6,500                      13,000
Walter W. Sessoms                   6,500                      13,000


THE INVESTMENT ADVISER
----------------------


     Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Atlanta, Georgia, is the Fund's investment manager. Leo F. Wells III, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Wells is also the controlling shareholder of the Underwriter and a Trustee of the Trust.

     Under the terms of the advisory agreement between the Trust and the Adviser, the Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .5% of its average daily net assets. During the fiscal year ended December 31, 2000, the Fund accrued advisory fees of $167,932; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $156,461 of such fees. During the fiscal periods ended December 31, 1999 and 1998, the Fund accrued advisory fees of $86,810 and $26,576, respectively; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived its entire advisory fee for each year and reimbursed the Fund for $198,373 and $97,030, respectively, of its other operating expenses.


     The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the Fund's advisory agreement will remain in force until January 12, 2002 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Fund's advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISER
---------------


     PADCO Advisors, Inc., d/b/a Rydex Global Advisors (the "Sub-Adviser") manages the Fund's investments pursuant to a sub-advisory agreement between the Sub-Adviser, the Adviser and the Trust. The Sub-Adviser is a registered investment adviser located at 9601 Blackwell Road, Suite 500, Rockville, Maryland. Albert P. Viragh, Jr. is the controlling shareholder and principal executive officer of the Sub-Adviser. The Sub-Adviser has been managing assets for institutional investors since 1993. The Sub-Adviser has approximately 8 years of experience in managing mutual fund portfolios which correlate to an index.

     The Adviser (not the Fund) pays the Sub-Adviser a fee computed and accrued daily and paid monthly at an annual rate of .20% of the value of the Fund's average daily net assets up to $100,000,000, .15% of such assets from $100,000,000 to $500,000,000 and .10% of such assets in excess of $500,000,000;
provided, however, that the minimum fee is $10,000 per month.


     By its terms, the sub-advisory agreement will remain in force until May 1, 2003 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser. The sub-advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     Prior to May 1, 2001, Gateway Investment Advisers, L.P. ("Gateway") served as the sub-adviser to the Fund. The controlling owners of Gateway are Walter G. Sall and J. Patrick Rogers. For the fiscal periods ended December 31, 2000, 1999 and 1998, the Adviser paid Gateway fees of $50,932, $36,000 and $21,623, respectively.

THE UNDERWRITER
---------------

     Wells Investment Securities, Inc. (the "Underwriter"), 6200 The Corners Parkway, Atlanta, Georgia, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.


     During the fiscal periods ended December 31, 2000, 1999 and 1998, the aggregate commissions collected on sales of the Fund's Class A shares were $216,090, $292,553 and $357,246, respectively, of which the Underwriter paid $173,671, $245,316 and $322,162, respectively, to unaffiliated broker-dealers in the selling network and retained $42,419, $47,237 and $35,084, respectively, from underwriting and broker commissions. During the fiscal years ended December 31, 2000 and 1999, the Underwriter collected $2,621 and $1,017, respectively, in contingent deferred sales charges on redemptions of Class B shares, and collected $493 and $53, respectively, in contingent deferred sales charges on redemptions of Class C shares.


     The Fund may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

     By its terms, the Trust's underwriting agreement will remain in force until January 12, 2002 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's underwriting agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Underwriter. The underwriting agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

DISTRIBUTION PLANS
------------------


     CLASS A SHARES -- As stated in the Prospectus, the Fund has adopted a plan of distribution with respect to the Class A shares of the Fund (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of its Class A shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year. During the fiscal year ended

December 31, 2000, Class A shares paid $17,301 in distribution expenses. Of this amount, $5,138 was spent on compensation to broker-dealers and $12,163 was spent on the printing and mailing of prospectuses and reports to prospective shareholders.

     CLASS B SHARES AND CLASS C SHARES -- The Fund has also adopted plans of distribution with respect to the Class B shares and Class C shares of the Fund (the "Class B Plan" and the "Class C Plan"). The Class B Plan and the Class C Plan each provide for two categories of payments. First, the Plans provide for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class B and Class C shares, which may be paid to other brokers based on the average value of the Fund's Class B and Class C shares owned by clients of such brokers. In addition, the Fund may pay up to an additional .75% per annum of its daily net assets allocable to Class B and Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of such shares, costs of advertising and promotion and any other expenses related to the distribution of such shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B and Class C shares owned by their clients, in addition to the .25% account maintenance fee described above. During the fiscal year ended December 31, 2000, Class B shares and Class C shares paid $9,933 and $3,353, respectively, in distribution expenses. Amounts were spent as follows:

                                                    Class B       Class C
                                                    -------       -------
Compensation to broker-dealers................      $ 9,013       $ 2,014
Printing and mailing of prospectuses
  and reports to prospective shareholders.....          920         1,339


     GENERAL INFORMATION. The continuance of the Plans must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of the Fund. In the event a Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plans should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Fund pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of the Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his controlling interest in the Adviser, Leo F. Wells may be deemed to have a financial interest in the operation of the Plans.

SECURITIES TRANSACTIONS
-----------------------


     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Sub-Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Sub-Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal periods ended December 31, 2000, 1999 and 1998, the Fund paid brokerage commissions of $62,016, $33,973 and $22,880, respectively. The increase in the amount of brokerage commissions paid by the Fund is the result of an increase in the Fund's net assets.


     Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer.


     The Sub-Adviser is specifically authorized to select brokers to buy and sell securities for the Fund and who also provide brokerage and research services to the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion. During the fiscal year ended December 31, 2000, the amount of brokerage transactions and related commissions for the Fund directed to brokers due to research services provided were $34,945,946 and $62,016, respectively.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Sub-Adviser in servicing all of its accounts and not all such services may be used by the Sub-Adviser in connection with the Fund.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser, the Sub-Adviser or the Underwriter.


     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust, the Adviser or the Sub-Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Underwriter nor affiliates of the Trust, the Adviser or the Sub-Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser, the Sub-Adviser and the Underwriter and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser and the Sub-Adviser. No employee may purchase or sell any security which, at that time, is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser and the Sub-Adviser within periods of trading by the Fund in the same (or equivalent) security.


PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Sub-Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon cash flows into and out of the Fund, changes in the S&P REIT Index and market and other conditions, and it will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate. For the fiscal period ended December 31, 2000, 1999 and 1998, the Fund's annualized portfolio turnover rate was 9%, 17% and 9%, respectively.


CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of each class of shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.


     In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities for which quotations are not readily available and other assets are valued at their fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees of the Trust. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Fund and explains any applicable sales loads. Additional information with respect to certain types of purchases of Class A shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of Class A shares of the Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Class A shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

     LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined below) of Class A shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

     The Trust does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2000, the Fund had capital loss carryforwards for federal income tax purposes of $318,237, of which $22,271 expire on December 31, 2006 and $295,966 expire on December 31, 2007.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

     The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield (in other words, provide investors with a higher distribution). This portion of the distribution is classified as return of capital. The portion of your distributions that is classified as a return of capital is generally not taxable to you. However, when you receive a return of capital, your cost basis (that is, the adjusted cost of your investment, which is used to determine a capital gain or loss for tax purposes) is decreased by the amount of the return of capital. This, in turn, will affect the capital gain or loss you realize when you sell or exchange any of your Fund shares.

     Two other important tax considerations about return of capital:

     * If you do not reinvest your distributions (that is, you receive your distributions in cash), your original investment in the Fund will be reduced by the amount of return of capital and capital gains included in the distribution.

     * A return of capital is generally not taxable to you; however, any return of capital distribution would be taxable as a capital gain once your cost basis is reduced to zero (which could happen if you do not reinvest your distributions and return of capital in those distributions is significant).

REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n = ERV

Where:

P   =  a hypothetical initial payment of $1,000
T   =  average annual total return
n   =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions. It also assumes, with respect to Class A shares, the deduction of the current maximum initial sales load from the initial $1,000 payment and, with respect to Class B and Class C shares, the deduction from the ending redeemable value the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund for the periods ended December 31, 2000 are as follows:

                          1 Year       Since Inception         Inception Date
                          ------       ---------------         --------------
     Class A Shares       22.45%           -2.79%              March 2, 1998
     Class B Shares       21.48%            3.80%              May 7, 1999
     Class C Shares       25.63%            6.69%              May 5, 1999


     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales loads which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)^6 - 1]

Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of the Fund's Class A, Class B and Class C shares for the thirty days ended December 31, 2000 were 6.17%, 5.64% and 5.55%, respectively.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets and S&P REIT Index, which is made up of approximately 100 stocks which constitute a representative sample of all publicly traded Real Estate Investment Trusts. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PRINCIPAL SECURITY HOLDERS
--------------------------


     As of April 2, 2001, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco 94104, owned of record 6.0% of the outstanding shares of the Class A shares of the Fund and Donaldson Lufkin & Jenrette Securities Corporation, P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 12.9% of the outstanding Class B shares of the Fund and 9.8% of the outstanding shares of the Class C shares of the Fund.

     As of April 2, 2001, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

CUSTODIAN
---------

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the Fund's investments. Firstar Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------


     The firm of Arthur Andersen LLP has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 2001. Arthur Andersen LLP, 720 East Pete Rose Way, Cincinnati, Ohio, performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.


TRANSFER AGENT
--------------


     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month with respect to each Class of shares. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus as asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

     Prior to September 20, 2000, Integrated Fund Services, Inc. ("Integrated") served as the Fund's transfer agent administrator and fund accounting agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company.

     For the fiscal year ended December 31, 2000, the Fund paid transfer agency fees, accounting services fees and administrative services fees of $60,874, $45,151 and $47,350, respectively. For the fiscal year ended December 31, 1999, Integrated received from the Fund transfer agency fees, accounting services fees and administrative services fees of $42,614, $40,000 and $26,009, respectively. For the fiscal period ended December 31, 1998, Integrated received from the Fund transfer agency fees, accounting services fees and administrative services fees of $10,800, $18,000 and $10,042, respectively.


ANNUAL REPORT
-------------


     The Fund's financial statements as of December 31, 2000, which have been audited by Arthur Andersen LLP, are attached to this Statement of Additional Information.

WELLS S&P REIT INDEX FUND
135 Merchant Street, Suite 230
Cincinnati, Ohio 45246

BOARD OF TRUSTEES
Leo F. Wells III
John L. Bell
Richard W. Carpenter
Bud Carter
Donald S. Moss
Walter W. Sessoms

INVESTMENT ADVISER
Wells Asset Management, Inc.                              WELLS
6200 The Corners Parkway, Suite 250                        S&P
Atlanta, Georgia 30092                               REIT INDEX FUND

SUB-ADVISER                                           ANNUAL REPORT
Gateway Investment Advisers, L.P.                   DECEMBER 31, 2000
3805 Edwards Road, Suite 600
Cincinnati, Ohio 45209                                   [LOGO]
                                                          WELLS
UNDERWRITER                                         REAL ESTATE FUNDS
Wells Investment Securities, Inc.
6200 The Corners Parkway, Suite 250
Atlanta, Georgia 30092

INDEPENDENT AUDITORS
Arthur Andersen LLP
720 East Pete Rose Way
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-282-1581

LETTER TO SHAREHOLDERS                                          JANUARY 31, 2001
================================================================================

Dear Shareholder,

2000 was an exciting year for the Wells S&P REIT Index Fund. While the overall stock market faced many uncertainties, REITs provided investors with diversification and helped to stabilize investment portfolios. In fact, the Wells S&P REIT Index Fund finished the year with an impressive total return (excluding the impact of applicable sales loads) of 27.56% for Class A shares for the year ended December 31, 2000 versus 29.05% for the S&P REIT Composite Index during the same period.

As we come off the best year for REITs since 1997, there are many questions as to what the future holds for the REIT market. Can the REIT market sustain recent growth? Are there opportunities for continued growth? Are real estate fundamentals strong? How did REITs perform so solidly in 2000 while many of the major indices struggled in negative territory?

Happily, we expect that REIT investors should continue to prosper from one of the healthiest real estate markets in history according to the Fourth Quarter Korpacz Real Estate Survey by PricewaterhouseCoopers. In addition, a recent Equity City survey of more than 1,000 investors showed that over 80% of those surveyed were bullish about real estate investments for 2001. The survey further concluded that nearly 90% intended to allocate either more or the same amount of capital into the real estate sector in the next twelve months. Positive perceptions of REITs as such, as well as continued healthy real estate fundamentals (supply is balanced with demand), contribute to analysts' predictions that REITs will remain strong in 2001.

In addition, REITs are still trading, on average, at a 5% discount to net asset value (NAV), which means they are, in our opinion, still a bargain buy and should be able to provide investors with further growth and good cash flow. In fact, industry analysts are forecasting total returns of 10 to 15% this year, which is in line with historical performance. Of course, there is no guarantee that these expectations will be met, but low volatility, stable earnings, and high dividends, which characterize the current REIT market, contribute to these predictions.

Looking forward, the goal from an investor perspective should continue to be diversification, which helps to reduce risk in a volatile market and is also one of the many benefits of the Wells S&P REIT Index Fund. In fact, the Fund itself currently invests in REITs representing 90% of the total U.S. public REIT market capitalization as well as all REIT sectors and property types. These investments include 101 REITs, all of which are traded on the major stock exchanges. Standard & Poor's, which maintains the S&P REIT Composite Index, requires that each REIT included in the index demonstrate a strong level of earnings performance as well as a consistent record of paying dividends.

Wells is proud to be the only firm in America to offer a mutual fund that tracks Standard & Poor's REIT Composite Index, and it is our belief that REITs are right for any investor who aspires to have a healthy portfolio. As always, we thank you for your support and look forward to a rewarding future. Your questions and comments are always welcome. Contact us at 800-282-1581 or on the web at www.wellsref.com.

Sincerely,

/s/ Leo F. Wells, III

Leo F. Wells, III
President, Wells Real Estate Funds

PERFORMANCE INFORMATION
================================================================================
           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
            IN THE WELLS S&P REIT INDEX FUND* AND THE S&P REIT INDEX

                                [GRAPHIC OMITTED]

                                                             12/00
                                                             -----

              Wells S&P REIT Index Fund                     $ 9,229
              S&P REIT Index                                $10,004


                 ----------------------------------------------
                           Wells S&P REIT Index Fund
                          Average Annual Total Return
                           (as of December 31, 2000)

                                   1 Year     Since Inception**
                                   ------     -----------------

                 Class A           22.45%          (2.79%)
                 Class B           26.48%           6.14%
                 Class C           26.63%           6.69%
                 ----------------------------------------------

Past performance is not predictive of future performance.

*The line graph above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

**The initial public offering of Class A shares commenced on March 2, 1998, the initial public offering of Class B shares commenced on May 7, 1999 and the initial public offering of Class C shares commenced on May 5, 1999.

WELLS S&P REIT INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
================================================================================
ASSETS
Investment securities:
  At acquisition cost ........................................     $ 53,026,652
                                                                   ============
  At market value (Note 1) ...................................     $ 57,212,353
Dividends receivable .........................................          341,647
Receivable for capital shares sold ...........................          625,915
Receivable for securities sold ...............................           34,214
Organization expenses, net (Note 1) ..........................           16,410
Other assets .................................................           25,415
                                                                   ------------
  TOTAL ASSETS ...............................................       58,255,954
                                                                   ------------

LIABILITIES
Dividends payable ............................................          310,800
Payable for capital shares redeemed ..........................           43,127
Payable for securities purchased .............................          231,450
Payable to Advisor (Note 3) ..................................           14,651
Payable to administrator (Note 3) ............................           31,405
Other accrued expenses and liabilities .......................           26,817
                                                                   ------------
  TOTAL LIABILITIES ..........................................          658,250
                                                                   ------------

NET ASSETS ...................................................     $ 57,597,704
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital ..............................................     $ 55,220,527
Accumulated net realized losses from security transactions ...       (1,808,524)
Net unrealized appreciation on investments ...................        4,185,701
                                                                   ------------
Net assets ...................................................     $ 57,597,704
                                                                   ============

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares ......................     $ 46,758,642
                                                                   ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ......        5,747,564
                                                                   ============
Net asset value and redemption price per share (Note 1) ......     $       8.14
                                                                   ============
Maximum offering price per share (Note 1) ....................     $       8.48
                                                                   ============

PRICING OF CLASS B SHARES
Net assets applicable to Class B shares ......................     $  6,718,151
                                                                   ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ......          815,175
                                                                   ============
Net asset value and  offering  price per share (A) (Note 1) ..     $       8.24
                                                                   ============

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares ......................     $  4,120,911
                                                                   ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ......          501,463
                                                                   ============
Net asset value and offering price per share (A) (Note 1) ....     $       8.22
                                                                   ============

(A)  Redemption price varies based on length of time held.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
================================================================================
INVESTMENT INCOME
  Dividends ...................................................    $  2,158,985
                                                                   ------------
EXPENSES
  Investment advisory fees (Note 3) ...........................         167,932
  Custodian fees ..............................................          61,065
  Transfer agent fees, Class A (Note 3) .......................          31,574
  Transfer agent fees, Class B (Note 3) .......................          14,650
  Transfer agent fees, Class C (Note 3) .......................          14,650
  Registration fees, Common ...................................           8,746
  Registration fees, Class A ..................................          12,865
  Registration fees, Class B ..................................          15,269
  Registration fees, Class C ..................................          14,979
  Administrative services fees (Note 3) .......................          47,350
  Accounting services fees (Note 3) ...........................          45,151
  Postage and supplies ........................................          32,231
  Distribution expenses, Class A (Note 3) .....................          17,301
  Distribution expenses, Class B (Note 3) .....................           9,933
  Distribution expenses, Class C (Note 3) .....................           3,353
  Professional fees ...........................................          16,304
  Reports to shareholders .....................................           8,843
  Amortization of organization expenses (Note 1) ..............           7,574
  Insurance expense ...........................................           2,325
  Pricing expenses ............................................           2,252
  Other expenses ..............................................           1,233
                                                                   ------------
    TOTAL EXPENSES ............................................         535,580
  Fees waived by the Adviser (Note 3) .........................        (156,461)
  Class B expenses reimbursed by the Adviser (Note 3) .........          (3,616)
  Class C expenses reimbursed by the Adviser (Note 3) .........          (3,603)
                                                                   ------------
    NET EXPENSES ..............................................         371,900
                                                                   ------------

NET INVESTMENT INCOME .........................................       1,787,085
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized losses from security transactions ..............        (612,591)
  Net change in unrealized appreciation/
    depreciation on investments ...............................       7,146,423
                                                                   ------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..............       6,533,832
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................    $  8,320,917
                                                                   ============

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2000 AND 1999
======================================================================================
                                                             YEAR            PERIOD
                                                            ENDED            ENDED
                                                         DECEMBER 31,     DECEMBER 31,
                                                             2000            1999(A)
--------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .............................    $  1,787,085     $    970,382
  Net realized losses from security transactions ....        (612,591)      (1,010,275)
  Net change in unrealized appreciation/depreciation
   on investments ...................................       7,146,423       (1,502,786)
                                                         ------------     ------------
Net increase (decrease) in net assets from operations       8,320,917       (1,542,679)
                                                         ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income, Class A .....      (1,501,115)        (914,054)
  Dividends from net investment income, Class B .....        (168,842)         (27,091)
  Dividends from net investment income, Class C .....        (117,128)         (29,237)
  Return of capital, Class A ........................        (441,706)        (232,688)
  Return of capital, Class B ........................         (54,037)         (11,705)
  Return of capital, Class C ........................         (37,486)          (8,711)
                                                         ------------     ------------
Decrease  in net assets  from  distributions  to
  shareholders ......................................      (2,320,314)      (1,223,486)
                                                         ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 4)
CLASS A
  Proceeds from shares sold .........................      26,084,893       11,937,533
  Net asset value of shares issued in reinvestment
    of distributions to shareholders ................       1,487,114        1,010,353
  Payments for shares redeemed ......................       (5,060,31)      (3,137,252)
                                                         ------------     ------------
Net increase in net assets from Class A
  share transactions ................................      22,511,691        9,810,634
                                                         ------------     ------------
CLASS B
  Proceeds from shares sold .........................       5,019,514        1,398,817
  Net asset value of shares issued in reinvestment
    of distributions to shareholders ................         101,407           27,124
  Payments for shares redeemed ......................        (288,149)          (7,741)
                                                         ------------     ------------
Net increase in net assets from Class B
  share transactions ................................       4,832,772        1,418,200
                                                         ------------     ------------
CLASS C
  Proceeds from shares sold .........................       2,510,317        1,692,064
  Net asset value of shares issued in reinvestment
    of distributions to shareholders ................         131,582           29,453
  Payments for shares redeemed ......................        (251,620)        (307,505)
                                                         ------------     ------------
Net increase in net assets from Class C
  share transactions ................................       2,390,279        1,414,012
                                                         ------------     ------------

TOTAL INCREASE IN NET ASSETS ........................      35,735,345        9,876,681

NET ASSETS
  Beginning of year .................................      21,862,359       11,985,678
                                                         ------------     ------------
  End of year .......................................    $ 57,597,704     $ 21,862,359
                                                         ============     ============

(A) For Class A, represents the year ended December 31, 1999; for Class B and Class C, represents the period from the initial public offering (May 7, 1999 and May 5, 1999, respectively) through December 31, 1999.

See accompanying notes to financial statements..

WELLS S&P REIT INDEX FUND - CLASS A
FINANCIAL HIGHLIGHTS
===============================================================================================
                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------
                                                        YEAR            YEAR          PERIOD
                                                       ENDED           ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                        2000            1999          1998 (A)
-----------------------------------------------------------------------------------------------
Net asset value at beginning of period ..........    $     6.80      $     7.75      $    10.00
                                                     ----------      ----------      ----------
Income (loss) from investment operations:
  Net investment income .........................          0.37            0.38            0.26
  Net realized and unrealized gains (losses)
    on investments ..............................          1.45           (0.85)          (2.20)
                                                     ----------      ----------      ----------
Total from investment operations ................          1.82           (0.47)          (1.94)
                                                     ----------      ----------      ----------
Less distributions:
  Dividends from net investment income ..........         (0.37)          (0.38)          (0.26)
  Return of capital .............................         (0.11)          (0.10)          (0.05)
                                                     ----------      ----------      ----------
Total distributions .............................         (0.48)          (0.48)          (0.31)
                                                     ----------      ----------      ----------

Net asset value at end of period ................    $     8.14      $     6.80      $     7.75
                                                     ==========      ==========      ==========

Total return (B) ................................        27.56%          (6.24%)        (19.62%)(D)
                                                     ==========      ==========      ==========

Net assets at end of period (000's) .............    $   46,759      $   19,281      $   11,986
                                                     ==========      ==========      ==========

Ratio of net expenses to average net assets (C)           0.98%           0.99%           0.99%(E)

Ratio of net investment income to average net
  assets ........................................         5.43%           5.58%           5.33%(E)

Portfolio turnover rate .........................            9%             17%              9%(E)

(A) Represents the period from the initial public offering of Class A shares (March 2, 1998) through December 31, 1998.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.44%, 2.11% and 3.30% (E) for the periods ended December 31, 2000, 1999 and 1998, respectively (Note
     3).
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements

WELLS S&P REIT INDEX FUND - CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                      Year          Period
                                                     Ended          Ended
                                                  December 31,   December 31,
                                                      2000          1999 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........    $     6.88     $     8.16
                                                   ----------     ----------
Income (loss) from investment operations:
   Net investment income ......................          0.32           0.17
   Net realized and unrealized gains (losses)
     on investments ...........................          1.46          (1.20)
                                                   ----------     ----------
Total from investment operations ..............          1.78          (1.03)
                                                   ----------     ----------
Less distributions:
   Dividends from net investment income .......         (0.32)         (0.17)
   Return of capital ..........................         (0.10)         (0.08)
                                                   ----------     ----------
Total distributions ...........................         (0.42)         (0.25)
                                                   ----------     ----------

Net asset value at end of period ..............    $     8.24     $     6.88
                                                   ==========     ==========

Total return (B) ..............................        26.48%        (12.73%)(D)
                                                   ==========     ==========

Net assets at end of period (000's) ...........    $    6,718     $    1,306
                                                   ==========     ==========

Ratio of net expenses to average net assets (C)         1.69%          1.72%(E)

Ratio of net investment income to average
  net assets ..................................         4.72%          5.77%(E)

Portfolio turnover rate .......................            9%            17%(E)

(A) Represents the period from the initial public offering of Class B shares (May 7, 1999) through December 31, 1999.
(B)  Total return shown excludes the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.26% and 3.28% (E) for the periods ended December 31, 2000 and 1999, respectively (Note 3).
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements

WELLS S&P REIT INDEX FUND - CLASS C
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                      YEAR          PERIOD
                                                     ENDED           ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2000          1999(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........    $     6.86     $     8.09
                                                   ----------     ----------
Income (loss) from investment operations:
   Net investment income ......................          0.32           0.20
   Net realized and unrealized gains (losses)
     on investments ...........................          1.46          (1.17)
                                                   ----------     ----------
Total from investment operations ..............          1.78          (0.97)
                                                   ----------     ----------
Less distributions:
   Dividends from net investment income .......         (0.32)         (0.20)
   Return of capital ..........................         (0.10)         (0.06)
                                                   ----------     ----------
Total distributions ...........................         (0.42)         (0.26)
                                                   ----------     ----------

Net asset value at end of period ..............    $     8.22     $     6.86
                                                   ==========     ==========

Total return (B) ..............................        26.63%        (12.06%)(D)
                                                   ==========     ==========

Net assets at end of period (000's) ...........    $    4,121     $    1,275
                                                   ==========     ==========

Ratio of net expenses to average net assets (C)         1.68%          1.73%(E)

Ratio of net investment income to average net
  assets ......................................         4.73%          5.59%(E)

Portfolio turnover rate .......................            9%            17%(E)

(A) Represents the period from the initial public offering of Class C shares (May 5, 1999) through December 31, 1999.
(B)  Total return shown excludes the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.29% and 2.49% (E) for the periods ended December 31, 2000 and 1999, respectively (Note 3).
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
================================================================================
                                                                       MARKET
COMMON STOCKS - 97.8%                                    SHARES        VALUE
--------------------------------------------------------------------------------
APARTMENT/RESIDENTIAL - 23.9%
AMLI Residential Properties Trust ..................        8,050   $    198,734
Apartment Investment & Management Company - Class A        32,290      1,612,482
Archstone Communities Trust ........................       55,350      1,425,263
Associated Estates Realty Corp. ....................        8,780         70,789
Avalon Bay Communities, Inc. .......................       30,374      1,522,497
BRE Properties, Inc. - Class A .....................       17,325        580,388
Chateau Communities, Inc. ..........................       12,910        392,948
Cornerstone Realty Income Trust, Inc. ..............       15,820        167,099
Equity Residential Properties Trust ................       59,525      3,292,476
Essex Property Trust, Inc. .........................        8,490        464,827
Gables Residential Trust ...........................       10,560        295,680
Home Properties of NY, Inc. ........................        9,680        270,435
Manufactured Home Communities, Inc. ................        9,470        274,630
Mid-America Apartment Communities, Inc. ............        7,950        179,372
Post Properties, Inc. ..............................       17,880        671,618
Smith (Charles E.) Residential Realty, Inc. ........        9,830        462,010
Summit Properties, Inc. ............................       11,990        311,740
Sun Communities, Inc. ..............................        7,900        264,650
Town & Country Trust ...............................        7,200        139,050
United Dominion Realty Trust, Inc. .................       46,610        503,970
                                                                    ------------
                                                                      13,757,540
                                                                    ------------
DIVERSIFIED - 7.5%
Capital Automotive Realty ..........................        9,430        130,252
Colonial Properties Trust ..........................        9,410        245,248
Cousins Properties, Inc. ...........................       22,200        620,212
Crescent Real Estate Equities Company ..............       48,790      1,085,578
Glenborough Realty Trust, Inc. .....................       13,090        227,439
Pennsylvania Real Estate Investment Trust ..........        6,070        116,089
Vornado Realty Trust ...............................       39,200      1,501,850
Washington Real Estate Investment Trust ............       16,140        381,307
                                                                    ------------
                                                                       4,307,975
                                                                    ------------
HEALTH CARE - 2.9%
Health Care Property Investors, Inc. ...............       23,058        688,858
Health Care REIT, Inc. .............................       18,243        387,664
Healthcare Realty Trust, Inc. ......................       12,950        210,437
National Health Investors, Inc. ....................       11,000         81,125
Nationwide Health Properties, Inc. .................       20,890        268,959
OMEGA Healthcare Investors, Inc. ...................        9,040         34,465
                                                                    ------------
                                                                       1,671,508
                                                                    ------------

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
COMMON STOCKS - 97.8% (CONTINUED)                        SHARES        VALUE
--------------------------------------------------------------------------------
HOTEL - 5.7%
Equity Inns, Inc. ..................................       16,640   $    102,960
FelCor Lodging Trust, Inc. .........................       23,900        572,106
Hospitality Properties Trust .......................       25,470        576,259
Host Marriott Corp. ................................       99,930      1,292,844
LaSalle Hotel Properties ...........................        7,700        116,944
MeriStar Hospitality Corp. .........................       20,870        410,878
RFS Hotel Investors, Inc. ..........................       11,140        145,516
Winston Hotels, Inc. ...............................        7,610         54,221
                                                                    ------------
                                                                       3,271,728
                                                                    ------------
INDUSTRIAL/OFFICE - 36.4%
AMB Property Corp. .................................       38,130        984,231
Alexandria Real Estate Equities ....................        7,070        262,916
Arden Realty, Inc. .................................       28,760        722,595
Bedford Property Investors, Inc. ...................        8,460        171,315
Boston Properties, Inc. ............................       39,050      1,698,675
Brandywine Realty Trust ............................       16,270        336,586
Cabot Industrial Trust .............................       18,400        353,050
CarrAmerica Realty Corp. ...........................       30,150        944,072
CenterPoint Properties Corp. .......................        9,440        446,040
Dukes-Weeks Realty Corp. ...........................       57,580      1,417,908
EastGroup Properties, Inc. .........................        7,100        158,863
Equity Office Properties Trust .....................      138,118      4,506,100
First Industrial Realty Trust, Inc. ................       17,500        595,000
Great Lakes REIT, Inc. .............................        7,520        130,660
Highwoods Properties, Inc. .........................       26,460        658,192
HRPT Properties, Inc. ..............................       59,620        450,876
Kilroy Realty Corp. ................................       11,990        342,464
Koger Equity, Inc. .................................       12,100        188,306
Liberty Property Trust .............................       30,830        880,582
Mack-Cali Realty Corp. .............................       26,290        750,908
Parkway Properties, Inc. ...........................        4,460        132,406
Prentiss Properties Trust ..........................       16,550        445,816
ProLogis Trust .....................................       74,490      1,657,402
PS Business Parks, Inc. ............................       10,400        289,120
Reckson Associates Realty Corp. ....................       25,160        630,572
SL Green Realty Corp. ..............................       11,060        309,680
Spieker Properties, Inc. ...........................       29,670      1,487,209
                                                                    ------------
                                                                      20,951,544
                                                                    ------------

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
COMMON STOCKS - 97.8% (CONTINUED)                        SHARES        VALUE
--------------------------------------------------------------------------------
MORTGAGE - 0.1%
Thornburg Mortgage, Inc. ...........................        9,780   $     88,631
                                                                    ------------
RETAIL CENTERS - 17.2%
Burnham Pacific Properties, Inc. ...................       14,640         67,710
CBL & Associates Properties, Inc. ..................       11,350        287,297
Chelsea GCA Realty, Inc. ...........................        7,200        265,500
Commercial Net Lease Realty ........................       13,800        140,587
Developers Diversified Realty Corp. ................       24,870        331,082
Federal Realty Investment Trust ....................       17,890        339,910
Franchise Finance Corp. ............................       25,630        597,499
General Growth Properties, Inc. ....................       23,630        855,111
Glimcher Realty Trust ..............................       10,810        135,125
IRT Property Co. ...................................       13,990        113,669
JDN Realty Corp. ...................................       14,830        156,642
JP Realty, Inc. ....................................        7,390        116,393
Kimco Realty Corp. .................................       28,580      1,262,879
Kramont Realty Trust ...............................        8,480         76,320
Macerich Co. (The) .................................       15,430        296,063
Mills Corp. ........................................       10,880        180,200
New Plan Excel Realty Trust ........................       39,620        520,012
Pan Pacific Retail PPTYS ...........................       14,500        323,531
Realty Income Corp. ................................       12,050        299,744
Rouse Co. Reits-Reg. Malls .........................       31,080        792,540
Simon Property Group, Inc. .........................       78,550      1,885,200
Taubman Centers, Inc. ..............................       23,240        254,187
U.S. Restaurant Properties, Inc. ...................        7,020         68,884
Weingarten Realty Investors ........................       12,160        532,000
                                                                    ------------
                                                                       9,898,085
                                                                    ------------
SELF STORAGE - 3.9%
Public Storage, Inc. ...............................       58,454      1,421,163
Public Storage - Class A ...........................          888         19,980
Shurgard Storage Centers, Inc. - Class A ...........       13,590        332,106
Sovran Self Storage, Inc. ..........................        5,380        106,927
Storage USA, Inc. ..................................       12,260        389,255
                                                                    ------------
                                                                       2,269,431
                                                                    ------------
SPECIALTY - 0.2%
National Gold Properties, Inc. .....................        5,910        121,524
                                                                    ------------

TOTAL COMMON STOCKS (Cost $52,152,265) .............                $ 56,337,966
                                                                    ------------

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
CASH EQUIVALENTS - 1.5%                                  SHARES        VALUE
--------------------------------------------------------------------------------
Firstar Stellar Treasury Fund (Cost $874,387) ......      874,387   $    874,387
                                                                    ------------

TOTAL INVESTMENT SECURITIES - 99.3% (Cost $53,026,652)              $ 57,212,353

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7% .......                     385,351
                                                                    ------------

NET ASSETS - 100.0% ................................                $ 57,597,704
                                                                    ============

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Wells S&P REIT Index Fund (the Fund) is a diversified series of the Wells Family of Real Estate Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on June 4, 1997. The Fund was capitalized on December 22, 1997, when Leo F. Wells III, the President of the Fund's investment manager, Wells Asset Management, Inc. (the Adviser), purchased the initial 10,000 Class A shares of the Fund at $10 per share. The public offering of Class A shares of the Fund commenced on March 2, 1998. The Fund had no operations prior to the public offering of Class A shares except for the initial issuance of shares. The public offering of Class B shares and Class C shares commenced on May 7, 1999 and May 5, 1999, respectively.

The Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the Index) by investing in the stocks included in the Index.

The Fund offers three classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of the average daily net assets attributable to Class A shares), Class B shares (sold subject to a maximum 5% contingent deferred sales load if redeemed within six years of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class B shares) and Class C shares (sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class C shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) Class B shares and Class C shares bear the expenses of higher distribution fees; (2) Class B shares automatically convert to Class A shares after approximately eight years, resulting in lower annual expenses; (3) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (4) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on stock exchanges or quoted by NASDAQ are valued at their last sales price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at their last sales price or, if not available, at their last quoted bid price.

SHARE VALUATION - The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The maximum offering price per share of Class A shares of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class B shares and Class C shares is equal to the net asset value per share.

The redemption price per share of each class of shares of the Fund is equal to the net asset value per share. However, Class B shares are subject to a maximum contingent deferred sales load of 5% on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase. Class C shares are subject to a contingent deferred sales load of 1% on amounts redeemed within one year of purchase.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders arising from net investment income are declared and paid quarterly. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

ALLOCATIONS BETWEEN CLASSES - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

SECURITY TRANSACTIONS - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ORGANIZATION EXPENSES - Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of December 31, 2000, the Fund had capital loss carryforwards for federal income tax purposes of $318,237, of which $22,271 expire on December 31, 2003 and $295,966 expire on December 31, 2004. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

As of December 31, 2000, net unrealized appreciation on investments was $3,369,035 for federal income tax purposes, of which $5,537,236 related to appreciated securities and $2,168,201 related to depreciated securities based on a federal income tax cost basis of $53,843,318. The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts (REITs). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund reconciles recorded amounts with the returns of capital reported by the REITs shortly after calendar year-end, and an adjustment, if any is required, is then recorded by the Fund.

2.   INVESTMENT TRANSACTIONS

During the year ended December 31, 2000, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $32,204,981 and $3,126,579, respectively.

3.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

ADVISORY AGREEMENT
The Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs pursuant to the terms of an Advisory Agreement between the Adviser and the Trust. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund. In order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $156,461 of its investment advisory fees and reimbursed the Fund for $3,616 and $3,603 of Class B and Class C expenses, respectively, during the year ended December 31, 2000.

SUB-ADVISORY AGREEMENT
Gateway Investment Advisers, L.P. (the Sub-Adviser) has been retained by the Adviser to manage the Fund's investments pursuant to the terms of a Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust. The Adviser (not the Fund) pays the Sub-Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.15% of the Fund's average daily net assets up to $100 million; 0.10% of such net assets from $100 million to $200 million; and 0.07% of such net assets in excess of $200 million, subject to a $3,000 minimum monthly fee.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement effective September 20, 2000, Ultimus supplies non-investment related administrative and compliance services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; 0.10% of such net assets from $100 million to $250 million; 0.075% of such net assets from $250 million to $500 million; and 0.05% of such net assets in excess of $500 million, subject to a $2,000 minimum monthly fee.

Prior to September 20, 2000, administrative services were provided to the Fund by Integrated Fund Services, Inc. (IFS). For the performance of these services, the Fund paid IFS a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement effective September 20, 2000, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee for each class of shares. In addition, the Fund pays Ultimus out-of-pocket expenses including, but not limited to, postage and supplies.

Prior to September 20, 2000, transfer agent and shareholder services were provided by IFS. For the performance of these services, the Fund paid IFS a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,200 minimum monthly fee for each class of share.

ACCOUNTING SERVICES AGREEMENT
Under the terms of a Fund Accounting Agreement effective September 20, 2000, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Fund pays Ultimus a base fee of $3,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

Prior to September 20, 2000, accounting services were provided to the Fund by IFS. For these services, IFS received a monthly fee from the Fund, based on current net assets and the number of classes of shares, of $4,000.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, Wells Investment Securities, Inc. (the Underwriter) serves as the exclusive agent for the distribution of shares of the Fund. During the year ended December 31, 2000, the Underwriter earned $28,012 from underwriting and broker commissions on the sale of Class A shares of the Fund. In addition, the Underwriter collected $2,621 and $493 in contingent deferred sales loads on redemptions of Class B and Class C shares, respectively. The Underwriter is an affiliate of the Adviser.

PLANS OF DISTRIBUTION
The Trust has adopted three separate plans of distribution under which each class of shares of the Fund may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Class A Plan is 0.25% of the Fund's average daily net assets attributable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan and the Class C Plan is 1.00% of the Fund's average daily net assets attributable to Class B shares and Class C shares, respectively. For the year ended December 31, 2000, the Fund paid Class A, Class B and Class C distribution expenses of $17,301, $9,933 and $3,353, respectively.

4.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

--------------------------------------------------------------------------------
                                                        Year          Period
                                                       Ended           Ended
                                                      Dec. 31,        Dec. 31,
                                                        2000          1999 (A)
--------------------------------------------------------------------------------
CLASS A
Shares sold ....................................      3,408,832       1,582,826
Shares issued in reinvestment of
  distributions to shareholders ................        195,250         141,650
Shares redeemed ................................       (690,525)       (437,158)
                                                     ----------      ----------
Net increase in shares outstanding .............      2,913,557       1,287,318
Shares outstanding, beginning of period ........      2,834,007       1,546,689
                                                     ----------      ----------
Shares outstanding, end of period ..............      5,747,564       2,834,007
                                                     ==========      ==========

CLASS B
Shares sold ....................................        648,217         186,532
Shares issued in reinvestment of
  distributions to shareholders ................         13,108           3,888
Shares redeemed ................................        (35,913)           (657)
                                                     ----------      ----------
Net increase in shares outstanding .............        625,412         189,763
Shares outstanding, beginning of period ........        189,763              --
Shares outstanding, end of period ..............        815,175         189,763
                                                     ==========      ==========

CLASS C
Shares sold ....................................        333,548         225,698
Shares issued in reinvestment of
  distributions to shareholders ................         16,926           4,226
Shares redeemed ................................        (34,846)        (44,089)
                                                     ----------      ----------
Net increase in shares outstanding .............        315,628         185,835
Shares outstanding, beginning of period ........        185,835              --
                                                     ----------      ----------
Shares outstanding, end of period ..............        501,463         185,835
                                                     ==========      ==========

(A) For Class A, represents the year ended December 31, 1999; for Class B and Class C, represents the period from the initial public offering (May 7, 1999 and May 5, 1999, respectively) through December 31, 1999.

5.   ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED

On November 21, 2000, the American Institute of Certified Public Accountants (AICPA) issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the Guide), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

                                                  [LOGO]
                                                  ARTHUR ANDERSEN



To the Shareholders and Board of Trustees of the Wells S&P REIT Index Fund:

We have audited the accompanying statement of assets and liabilities of the Wells S&P REIT Index Fund, including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis of our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells S&P REIT Index Fund as of December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

/s/ Arthur Andersen LLP

Cincinnati, Ohio
February 8, 2001

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18

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                                                                              19

                        WELLS FAMILY OF REAL ESTATE FUNDS

PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
          --------


(a) Agreement and Declaration of Trust -- Incorporated herein by reference to Registrant's initial Registration Statement filed on September 16, 1997

(b) Bylaws -- Incorporated herein by reference to Registrant's initial Registration Statement filed on September 16, 1997


(c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws


(d) (i) Advisory Agreement with Wells Asset Management, Inc. -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on February 12, 1999

    (ii)  Sub-Advisory Agreement with PADCO Advisors, Inc.--Filed herewith

(e)       Underwriting  Agreement  with Wells  Investment  Securities,  Inc.  --
          Incorporated  herein  by  reference  to  Registrant's   Post-Effective
          Amendment No. 1 filed on February 12, 1999


(f)       Inapplicable


(g) Custody Agreement with the Firstar Bank, N.A. -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on February 12, 1999

(h) (i) Administration Agreement with Ultimus Fund Solutions, LLC -- Filed herewith

    (ii) Fund Accounting Agreement with Ultimus Funds Solutions, LLC--Filed herewith

    (iii) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC--Filed herewith

(i)       Opinion  and  Consent of Counsel  relating  to  Issuance  of Shares --
          Incorporated   herein  by  reference  to  Registrant's   Pre-Effective
          Amendment No. 1 filed on December 29, 1997

(j)       Consent of Independent Auditors -- Filed herewith


(k)       Inapplicable


(l) Agreement Relating to Initial Capital -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on February 12, 1999

(m) (i) Plan of Distribution Pursuant to Rule 12b-1 -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on February 12, 1999

    (ii) Class B Plan of Distribution Pursuant to Rule 12b-1 -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on May 1, 2000

    (iii) Class C Plan of Distribution Pursuant to Rule 12b-1 -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on May 1, 2000

(n)       Inapplicable

(o) Rule 18f-3 Plan -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on May 1, 2000

(p)       Code of Ethics -- Filed herewith


Item 24.  Persons Controlled by or Under Common Control with Registrant.
          --------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.


Item 25.  Indemnification
          ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio

          Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, its Adviser and its Underwriter. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Advisory Agreement with Wells Asset Management, Inc. (the "Adviser") provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence.


          The Sub-Advisory Agreement with PADCO Advisors, Inc. (the "Sub-Advisor") provides that the Sub-Advisor shall be held harmless and indemnified by the Advisor and the Registrant from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action, or suit which results from any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Sub-Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Registrant, provided, however, that such acts or omissions shall not have resulted from the Sub-Advisor's willful misfeasance, bad faith or gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under the Sub-Advisory Agreement.

          The Underwriting Agreement with Wells Investment Securities, Inc. (the "Underwriter") provides that the Underwriter, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting form willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.


Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          (a) The Adviser is a Georgia corporation organized in June 1997 to provide investment advisory services to the Registrant. The Advisor has no other business of substantial nature.


               The Sub-Advisor provides investment advisory services to the Rydex Funds and various other institutional clients, in addition to the Registrant.


          (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:


               (i) Leo F. Wells III, President, Treasurer and Director of the Adviser
                    -    President and a Trustee of the Registrant
                    - President, Treasurer and Director of: Wells Investment Securities, Inc., a registered broker-dealer and the Registrant's principal underwriter; Wells & Associates, Inc.; Wells Management Company, Inc.; Wells Capital, Inc.; Wells Advisors, Inc.; Wells Real Estate Funds, Inc.; and Wells Development Corporation
                    - President and a Director of Wells Real Estate Investment Trust, Inc.

               (ii) Douglas P. Williams, Vice President of the Adviser
                    - Senior Vice President and Assistant Secretary of Wells Capital, Inc.
                    - Vice President of Wells Investment Securities, Inc.; Wells Advisors, Inc.; and Wells Real Estate Funds, Inc.
                    - Executive Vice President, Secretary and Treasurer of Well Real Estate Investment Trust, Inc.

               (iii) Linda L. Carlson, Secretary of the Adviser
                    -    Vice President of Wells Capital, Inc.
                    -    Secretary of Wells Investment Securities, Inc.

                    The business address of each director and officer of the Adviser is 6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092.


                    The directors and officers of the Sub-Advisor and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) Albert P. Viragh, Jr., Chairman of the Board, President and Treasurer of the Sub-Advisor
                    - Chairman of the Board and President of Rydex Funds (registered investment companies)
                    - Chairman of the Board, President and Treasurer of PADCO Service Company, Inc. (a registered transfer agent); PADCO Advisors II, Inc. (a registered investment adviser); and Rydex Distributors, Inc. (a registered broker-dealer)

               (ii) Amanda C. Viragh, Director and Secretary of the Sub-Advisor
                    -    Secretary of PADCO Advisors II, Inc.
                    - Secretary and Assistant Treasurer of PADCO Service Company, Inc.

               The  business  address  of  each  director  and  officer  of  the
               Sub-Advisor  is  9601  Blackwell  Road,  Suite  500,   Rockville,
               Maryland 20850.


Item 27.  Principal Underwriters
          ----------------------

          (a)  Inapplicable


          (b)  Name                   Position with Underwriter      Position with Registrant
               ----                   -------------------------      ------------------------
               Leo F. Wells III       President/Treasurer/Director   President and Trustee
               Douglas P. Williams    Vice President                 Assistant Treasurer
               Linda L. Carson        Secretary                      None


          The address of each director and officer of the Underwriter is 6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092.

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------


          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant its offices located at 6200 The Corners Parkway, Atlanta, Georgia 30092, or at the offices of the Registrant's transfer agent located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.


Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------

          Inapplicable

Item 30.  Undertakings
          ------------

          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta and State of Georgia on the 30th day of April, 2001.

                                        WELLS FAMILY OF REAL ESTATE FUNDS

                                        By: /s/ Leo F. Wells III
                                            ------------------------------
                                            Leo F. Wells III
                                            President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                    Date

/s/ Leo F. Wells III                 President                April 30, 2001
------------------------             and Trustee
Leo F. Wells III

/s/ Mark J. Seger                    Treasurer                April 30, 2001
------------------------
Mark J. Seger

                                     Trustee
------------------------
John L. Bell*


------------------------             Trustee                  /s/ John F. Splain
Richard W. Carpenter*                                         ------------------
                                                              John F. Splain
                                                              Attorney-in-fact*
------------------------             Trustee                  April 30, 2001
Bud Carter*


------------------------             Trustee
William H. Keogler, Jr.*


------------------------             Trustee
Donald S. Moss*


------------------------             Trustee
Walter W. Sessoms*


------------------------             Trustee
Neil H. Strickland*

                                INDEX TO EXHIBITS
                                -----------------

(a)       Agreement and Declaration of Trust*

(b)       Bylaws*

(c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d) (i)   Advisory Agreement with Wells Asset Management, Inc.*

    (ii)  Sub-Advisory Agreement with PADCO Advisors, Inc.

(e)       Underwriting Agreement with Wells Investment Securities, Inc.*

(f)       Inapplicable

(g)       Custody Agreement with Firstar Bank, N.A.*

(h) (i)   Administration Agreement with Ultimus Fund Solutions, LLC

    (ii)  Fund Accounting Agreement with Ultimus Fund Solutions, LLC

    (iii) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC

(i)       Opinion and Consent of Counsel Relating to Issuance of Shares*

(j)       Consent of Independent Auditors

(k)       Inapplicable

(l)       Agreement Relating to Initial Capital*

(m) (i)   Plan of Distribution Pursuant to Rule 12b-1*

    (ii)  Class B Plan of Distribution Pursuant to Rule 12b-1*

    (iii) Class C Plan of Distribution Pursuant to Rule 12b-1*

(n)       Inapplicable

(o)       Rule 18f-3 Plan*

(p)       Code of Ethics

-------------------------------------
* Incorporated by reference to Registration Statement on Form N-1A previously filed.